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Exhibit 10.9

MERRILL CORPORATION
2003 LONG TERM INCENTIVE PLAN
ELIGIBILITY NOTICE

        To:

  The Company hereby grants Potential Units to you under the 2003 Long Term Incentive Plan (the "Plan"), as follows:

    Date of Grant: January 31, 2003
    Number of Potential Units:
    Unit Base Amount for each such Potential Unit:    $19.00
    Earning Schedule:

Anniversary of Date of Grant	Number of Earned Units
Date of Grant	25%
First Anniversary of Date of Grant	25%
Second Anniversary of Date of Grant	25%
Third Anniversary of Date of Grant	25%

This Eligibility Notice shall be governed by the terms and provisions of the Plan. If there is any inconsistency between this Eligibility Notice and the Plan, the provisions of the Plan shall govern. Each capitalized term used but not otherwise defined herein shall have the meaning provided therefor in the Plan.

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  Exhibit 10.9
MERRILL CORPORATION 2003 LONG TERM INCENTIVE PLAN ELIGIBILITY NOTICE